  Exhibit 10.1

SUBLICENSE AGREEMENT

This Agreement is entered into as of August 7, 2017 (“Effective Date”), by and between TransChem, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 6415 Buffalo Speedway, Houston, Texas 77005 (“Sublicensor”) on one hand, and AzurRx Biopharma, Inc., a corporation organized and existing under the laws of Delaware having an office and place of business at 760 Parkside Avenue, Downstate Biotechnology Incubator, Suite 217, Brooklyn, New York 11226 (“Sublicensee”) on the other hand.

S t a t e m e n t

Sublicensor holds a license from Albert Einstein College of Medicine, Inc., a not for profit corporation organized and existing under the laws of the State of New York, having an office and place of business at 1300 Morris Park Avenue, Bronx, New York 10461 (“Einstein”), Victoria Link Limited, a wholly owned subsidiary of Victoria University of Wellington, a University established under the Education Act 1989 having its registered offices at Kelburn Parade, Wellington 6140, New Zealand (“Viclink”) (Einstein and Viclink shall be referred to collectively as “Licensors”) to patents and patent applications relating to Helicobacter pylori 5’-methylthioadenosine nucleosidase (“MTAN”) inhibitors (the “Master License”). Sublicensee wishes to acquire an exclusive license to Sublicensor’s rights in the aforementioned patent rights, and Sublicensor wishes to grant such license to Sublicensee.

NOW, THEREFORE, in consideration of the promises and mutual covenants, conditions and limitations herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sublicensor and Sublicensee agree as follows:

1. Definitions

1.01
“Agreement Patents” means the patents and patent applications listed on Appendix A, together with any and all patents and patent applications which issue from or are based on such patents and patent applications and from any and all divisionals, continuations, continuations-in-part (but only to the extent the claims thereof are enabled by disclosure of the parent application) and foreign counterparts of such patents and patent applications, and any and all reissues, renewals and extensions or the like of such patents and patent applications and any and all U.S. and foreign patents which are based on such patents and patent applications. Appendix A shall be updated from time-to-time by the parties.

1.02
"First Field" means MTAN inhibitors for the treatment and/or prevention of Helicobacter pylori (H. pylori) infections. [*****]. [*****].

1.03
“Second Field” means MTAN inhibitors for the treatment and/or prevention of bacterial infections. [*****]. [*****].

1.0
“Field” means collectively, the First Field and the Second Field.

1.05
“First Licensed Product” means any product or service in the First Field, the development, manufacture, use, provision or sale of which is covered by a claim of Agreement Patents, or which cannot be marketed without a license or sublicense for the use of the Agreement Patents in any jurisdiction in which such product is approved for sale or is being manufactured.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.06
 “Second Licensed Product” means any product or service in the Second Field, the development, manufacture, use, provision or sale of which is covered by a claim of Agreement Patents, or which cannot be marketed without a license or sublicense for the use of the Agreement Patents in any jurisdiction in which such product is approved for sale or is being manufactured.

1.07
 “Licensed Products” means, collectively, First Licensed Products and Second Licensed Products.

1.08
Net Sales” means the total consideration, in any form, received by Sublicensee as consideration for the sale, lease, provision or other disposition of Licensed Products by Sublicensee to an independent third party, less:

(a)
customary and reasonable trade discounts actually taken, refunds, returns and recalls; and

(b)
when included in gross sales, customary and reasonable freight, shipping, duties, and sales, V.A.T. and/or use taxes based on sales prices, but not including taxes when assessed on incomes derived from such sales.

 If Sublicensee intends to accept from independent third parties any non-cash consideration as Net Sales, Sublicensee must first obtain Sublicensor’s written approval. For any non-cash consideration approved by Sublicensor and received as Net Sales, the parties will appoint an independent third party to determine, at Sublicensee’s expense, the present day fair market value of such consideration and that value shall be added to Net Sales in place of the non-cash consideration. Net Sales shall exclude any samples of Licensed Products transferred or disposed of at no cost for promotional or educational purposes.

In the event that, during a particular calendar quarter, a Licensed Product is sold in combination with one or more other products, whether or not such other products are packaged or otherwise physically combined with such Licensed Product, for a single price (a “Combination Product”), Net Sales from sales of a Combination Product, for purposes of calculating royalties due under this Agreement, shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the average per unit sales price for such calendar quarter of the Licensed Product sold separately in the country of sale and B is the average per unit sales price for such calendar quarter of the other product(s) sold separately in the country of sale. In the event that no separate sales are made of the Licensed Product and/or the other product(s) in the country of sale, separate sale prices in commensurate countries may be used instead. In the event that no separate sales are made of the Licensed Product and/or the other product(s), Net Sales from sales of a Combination Product, for purposes of determining royalty payments on such Combination Products, shall be calculated using the entire Net Sales of such Combination Products.

1.09
 “Confidential Information” means any information designated as such in writing by the disclosing party, whether by letter or by the use of an appropriate proprietary stamp or legend, prior to or at the time any such confidential or proprietary materials or information are disclosed by the disclosing party to the recipient. Notwithstanding the foregoing, information or materials which are orally or visually disclosed to the recipient by the disclosing party, or are disclosed in a writing or other tangible form without an appropriate letter, proprietary stamp or legend, shall constitute Confidential Information if the disclosing party, within thirty (30) days after such disclosure, delivers to the recipient a written document or documents describing such information or materials and referencing the place and date of such oral, visual, written or other tangible disclosure.

1.10
 “Marketable Securities” means shares of the common stock of Sublicensee that are listed or quoted for trading on the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, or the New York Stock Exchange Amex (each, a “Trading Market”).

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.11
“Volume Weighted Average Price” means, for the applicable date, the price determined by the average of the daily volume weighted average price of the common stock of Sublicensee for the twenty (20) consecutive trading days ending on the trading day immediately before the applicable date on the applicable Trading Market as reported by Bloomberg L.P., based on a trading day from 9:30 a.m. to 4:02 p.m. (New York City time).

2.
Agreement Patents

2.01
Sublicensee will reimburse Licensors for expenses incurred in connection with the preparation, filing, prosecution and maintenance of the Agreement Patents (and not previously reimbursed to Licensors by a third party) as follows: [*****]. Amounts paid by Sublicensee pursuant to this Section 2.01 are non-refundable and not creditable against any other payment due to Sublicensor.

2.02
As of and after the Effective Date, and only to the extent that a third party is not obligated to do so, Sublicensee will pay the cost of preparing, filing, prosecuting, maintaining and resisting challenges to the validity of the Agreement Patents (as well as the cost of preparing, filing, prosecuting, maintaining and resisting challenges to the validity of corresponding applications in at least the United States, [*****], and in such other jurisdictions as Sublicensee shall determine), using patent counsel selected by Licensor. Such payments will be due within five (5) days of Sublicensee’s receipt of a request for upfront payment from Licensor’s patent counsel relating to said costs. Sublicensee will pay the cost of defending and/or prosecuting any interference, reexamination, reissue, opposition, cancellation and nullity proceedings involving Agreement Patents to the extent that a third party is not obligated to do so. Sublicensor will keep Sublicensee fully informed concerning such Sublicensee supported patents and applications and will consult with Sublicensee concerning the preparation, filing, prosecution, maintenance and challenges to the validity of such Sublicensee supported patents and applications. Sublicensor and Sublicensee shall cooperate with any reasonable request of the other in connection with any such preparation, filing, prosecution, maintenance and/or defense. To the extent not prohibited by law or contractual obligations of Sublicensor, Sublicensor shall inform Sublicensee with respect to the preparation, filing, prosecution, maintenance, defense or enforcement of any patents or applications listed on Appendix A that are supported by a third party. Notwithstanding anything contained herein to the contrary, in the event that Sublicensee elects not to prepare, file, prosecute, maintain, or resist challenges to the validity of any patent or patent application within the Agreement Patents, or defend and/or prosecute any interference, reexamination, reissue, opposition, cancellation and nullity proceedings involving Agreement Patents, Sublicensee shall give Sublicensor thirty (30) days prior written notice of such election. Any patents or patent applications so elected by Sublicensee shall at the end of the notice period cease to be considered Agreement Patents, and Sublicensor shall then be free, at its election, to abandon or maintain the prosecution of such patent application or issued patent or grant rights to such patent application or issued patent to third parties.

2.03
Amounts paid by Sublicensee pursuant to Section 2.02 will be non-refundable and not creditable against any other payment due to Sublicensor.

3.
License Grant

3.01
Sublicensor hereby grants to Sublicensee, subject to the terms and conditions of the Master License, a worldwide, exclusive license to Sublicensor’s rights in the Agreement Patents, to make, have made, use, have used, provide, import, have imported, market, distribute, offer to sell, sell and have sold First Licensed Products and Second Licensed Products.

3.02
Nothing contained in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license except as expressly specified in Section 3.01 hereof.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.
Confidentiality

4.01
Sublicensee will retain in confidence Confidential Information of Sublicensor (“Sublicensor Confidential Information”) and Sublicensee will not disclose any such Sublicensor Confidential Information to any third party without the prior written consent of Sublicensor, except that Sublicensee shall have the right to disclose such Sublicensor Confidential Information to any third party for commercial or research and development purposes under written terms of confidentiality and non-disclosure which are commercially reasonable. Sublicensee will keep confidential all Sublicensor Confidential Information for a period of five (5) years after termination or expiration of this Agreement, provided, however, that the obligation of confidentiality will not apply to any such information which:

(a)
was known to Sublicensee or generally known to the public prior to its disclosure hereunder; or

(b)
subsequently becomes known to the public by some means other than a breach of this Agreement, including but not limited to publication and/or laying open to inspection of any patent applications or patents; or

(c)
is subsequently disclosed to Sublicensee by a third party having a lawful right to make such disclosure; or

(d)
is required to be disclosed by regulation, law or court order to the most limited extent necessary to comply therewith, provided Sublicensor are given a fair opportunity to defend against such disclosure; or

(e)
is independently developed by Sublicensee as evidenced by Sublicensee’s written records.

4.02
During the term of this Agreement, it is contemplated that Sublicensor may become aware of Confidential Information of Sublicensee (“Sublicensee Confidential Information”). Sublicensor agree to retain such Sublicensee Confidential Information in confidence and not to disclose any such Sublicensee Confidential Information to a third party without prior written consent of Sublicensee for a period ending five (5) years after termination or expiration of this Agreement, except that such obligations shall not apply to any information which:

(a)
was known to Sublicensor or generally known to the public prior to their disclosure hereunder; or

(b)
subsequently becomes known to the public by some means other than a breach of this Agreement; or

(c)
is subsequently disclosed to Sublicensor by a third party having a lawful right to make such disclosure; or

(d)
is required to be disclosed by regulation, law or court order to the most limited extent necessary to comply therewith, provided Sublicensee is given a fair opportunity to defend against such disclosure; or

(e)
is independently developed by Sublicensor as evidenced by Sublicensor’s written records.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.
Royalties and Payments

5.01
Sublicensee shall make the following payments to Sublicensor:

(a)
Sublicensee will pay to Sublicensor [*****] of Net Sales (the “Royalty”).

(b)
Royalty Offset/Stacking Royalties. In the event that, with respect to Net Sales of Licensed Products, Sublicensee is required to pay royalties to unaffiliated third parties for patent rights such that the practice of the Agreement Patent(s) would infringe such rights, the amount due and payable to Sublicensor hereunder shall be proportionally reduced by [*****] due such third party, but in no event shall the Royalty payable to Sublicensor be less than [*****] of Net Sales. By example, if the royalty due other third parties equals [*****] of Net Sales, the Royalty due Sublicensor shall be [*****]; if the royalty due other third parties equals [*****] of Net Sales, the Royalty due Sublicensor shall be [*****].

5.02
Sublicensee shall make the following license signing and license maintenance payments to Sublicensor:

(a)
Upon execution of this Agreement by the parties, Sublicensee will pay to Sublicensor [*****] as a sublicense signing fee, which payment is non-refundable and not creditable against any other payment due to Sublicensor pursuant to this Agreement.

(b)
On each of the first, second, third and fourth anniversaries of the Effective Date, Sublicensee will pay to Sublicensor [*****] as a sublicense maintenance fee. This payment is non-refundable but is creditable against actual Royalties and payments due to Sublicensor pursuant to Sections 5.01 and 5.02 during the twelve (12) month period following each such anniversary.

(c)
On the fifth anniversary of the Effective Date, Sublicensee will pay to Sublicensor [*****] as a sublicense maintenance fee. This payment is non-refundable but is creditable against actual Royalties and payments due to Sublicensor pursuant to Sections 5.01 and 5.02 during the twelve (12) month period following such fifth anniversary.

(d)
On the sixth anniversary of the Effective Date, Sublicensee will pay to Sublicensor [*****] as a sublicense maintenance fee. This payment is non-refundable but is creditable against actual Royalties and payments due to Sublicensor pursuant to Sections 5.01 and 5.02 during the twelve (12) month period following such sixth anniversary.

(e)
On the seventh anniversary of the Effective Date and every anniversary of the Effective Date thereafter, Sublicensee will pay to Sublicensor [*****] as a sublicense maintenance fee. Each such payment is non-refundable but is creditable against actual Royalties and other payments due to Sublicensor pursuant to Sections 5.01 and 5.02 during the twelve (12) month period following each such anniversary.

5.03
Sublicensee shall make the following milestone payments to Sublicensor:

(a)
Upon the initiation by Sublicensee of the first Phase I clinical trial (or its foreign equivalent) for each Licensed Product (or each indication for a Licensed Product) anywhere in the world, Sublicensee shall [*****]. Notwithstanding the foregoing, if no such Phase I clinical trial has occurred by [*****] from the Effective Date, and no Phase I clinical trial initiated by a Sublicensee for a Licensed Product has occurred by [*****] from the Effective Date, then Sublicensee shall [*****];

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
Upon the completion by Sublicensee of the first Phase I clinical trial (or its foreign equivalent) for each Licensed Product (or each indication for a Licensed Product) anywhere in the world, Sublicensee shall [*****]. Notwithstanding the foregoing, if no such Phase I clinical trial has been completed by [*****] from the Effective Date, and no Phase I clinical trial initiated by a Sublicensee for a Licensed Product has been completed by [*****] from the Effective Date, then Sublicensee shall pay to Sublicensor [*****];

(c)
Upon the initiation by Sublicensee of the first Phase II clinical trial (or its foreign equivalent) for each Licensed Product (or each indication for a Licensed Product) anywhere in the world, Sublicensee shall [*****]. Notwithstanding the foregoing, if no such Phase II clinical trial has occurred by [*****] from the Effective Date, and no Phase II clinical trial initiated by a Sublicensee for a Licensed Product has occurred by [*****] from the Effective Date, then Sublicensee shall pay to Sublicensor [*****];

(d)
Upon the completion by Sublicensee of the first Phase II clinical trial (or its foreign equivalent) for each Licensed Product (or each indication for a Licensed Product) anywhere in the world, Sublicensee shall [*****]. Notwithstanding the foregoing, if no such Phase II clinical trial has been completed by [*****] from the Effective Date, and no Phase II clinical trial initiated by a Sublicensee for a Licensed Product has been completed by [*****] from the Effective Date, then Sublicensee shall pay to Sublicensor [*****];

(e)
Upon the initiation by Sublicensee of the first Phase III clinical trial (or its foreign equivalent) for each Licensed Product (or each indication for a Licensed Product) anywhere in the world, Sublicensee shall [*****]. Notwithstanding the foregoing, if no such Phase III clinical trial has occurred by [*****] from the Effective Date, and no Phase III clinical trial initiated by a Sublicensee for a Licensed Product has occurred by [*****] from the Effective Date, then Sublicensee shall pay to Sublicensor [*****];

(f)
Upon the submission of a new drug application to the FDA (or its foreign equivalent) for each Licensed Product (or each indication for a Licensed Product), Sublicensee shall [*****]. Notwithstanding the foregoing, if no such new drug application has been submitted to the FDA by [*****] from the Effective Date, and no new drug application was submitted by a Sublicensee for a Licensed Product by [*****] from the Effective Date, then Sublicensee shall pay to Sublicensor [*****];

(g)
Upon first commercial sale of each Licensed Product (or each indication for a Licensed Product) by Sublicensee, Sublicensee shall [*****]; and

(h)
[*****].

5.04
[*****].

5.05
Sublicensee’s failure to pay full Royalties, transfer stock or make complete payments under Sections 5.01, 5.02, 5.03 or 5.04 shall be a breach of this Agreement.

6.
Payment Reports and Records

6.01
All cash payments required to be made by Sublicensee to Sublicensor pursuant to this Agreement shall be made to Sublicensor in U.S. Dollars by wire transfer or by check payable to Sublicensor and sent to Sublicensor’s address set out in Section 12.01. All Shares and Marketable Securities shall be issued to Sublicensor at Sublicensor’s address set out in Section 12.01.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.02
All payments required to be made by Sublicensee to Sublicensor pursuant to this Agreement shall be subject to a charge of one and one-half percent (1.5%) per month or Two Hundred and Fifty Dollars (US$250), whichever is greater, if late. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate quoted by the Wall Street Journal, averaged on the last business day of each of the three (3) consecutive calendar months constituting the calendar quarter in which the payment was earned. Sublicensee will bear any loss of exchange or value and pay any expenses incurred in the transfer or conversion to U.S. dollars.

6.03
Payment due from Sublicensee to Sublicensor pursuant to Section 5.01 will be paid within thirty (30) days after the end of each calendar year quarter during which the payment accrued. If no Royalties or other payments are due for any quarter, Sublicensee will send a statement signed by an officer of Sublicensee to that effect to Sublicensor. Payment shall be accompanied by a statement of the number of Licensed Products and Combination Products sold by Sublicensee in each country, total billings for such Licensed Products and Combination Products, the values of A and B used to calculate the Net Sales of Combination Products, deductions applicable to determine the Net Sales thereof, the amount of Net Sales realized by Sublicensee, the amount of any deduction and a detailed listing thereof, and the total payment due from Sublicensee to Sublicensor (the “Royalty Report”). Such Royalty Report shall be signed by an officer of Sublicensee.

6.04
Sublicensee shall maintain complete and accurate books of account and records showing Net Sales. Such books and records of Sublicensee shall be open to inspection, in confidence, during usual business hours, upon at least ten (10) business days prior notice to Sublicensee, by an independent certified public accountant appointed by Sublicensor on behalf of Sublicensor, who has entered into a written agreement of confidentiality with Sublicensor which is no less protective of Sublicensee’s Confidential Information than the provisions of Section 4.01 hereof and to whom Sublicensee has no reasonable objection, for the purpose of verifying the accuracy of the payments made to Sublicensor by Sublicensee pursuant to this Agreement. All information, data, documents and materials reviewed during the course of an audit shall be deemed Sublicensee’s Confidential Information and subject to the confidentiality provisions of this Agreement. Any notice by Sublicensor requesting such inspection will contain detailed information regarding the records and time periods being audited, which will be no greater than one year prior to the date of the audit, but no further back than the Effective Date. Sublicensee shall retain all applicable records for one year subsequent to the expiration or termination of this Agreement. Inspection shall be at Sublicensor’s sole expense and limited to those matters related to Sublicensee’s payment obligations under this Agreement and shall take place not more than once per calendar year. Sublicensor will provide to Sublicensee a complete copy of any audit report generated pursuant to this Section. Any underpayment revealed by any inspection, plus interest on the underpayment amount at the rate of one and one-half percent (1.5%) per month or Two Hundred and Fifty Dollars (US$250), whichever is greater, shall be promptly paid by Sublicensee to Sublicensor. Further, if any inspection reveals an underpayment to Sublicensor of ten percent (10%) or greater, then the cost of the inspection shall be paid by Sublicensee. No audit may be commenced until all prior audits are final and closed. Only periods with amounts paid by Sublicensee with no open dispute may be the subject of an audit by Sublicensor. No audit results may be extrapolated or otherwise applied to any period that is not the subject of an audit. If Sublicensee disagrees in any respect with the results of the verification provided in this Section, Sublicensor and Sublicensee shall meet to attempt to resolve the disagreement. If they are unable within thirty (30) days to reach a resolution, Sublicensor and Sublicensee shall jointly retain an independent auditor to review the books and records and calculations hereunder and the verification conducted under this Section and make a final determination regarding any disputed item or items (the "Final Determination"). The decision of such independent auditor with respect to the payments, if any, to be made pursuant to this Section shall be final and binding on the parties. The costs of such independent auditor shall be borne by the non-prevailing party.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.
Infringement

7.01
Each party should provide timely written notice of any suspected infringement of the Agreement Patents to the other party and the parties should then discuss and agree upon a strategy for addressing the infringement consistent with the terms and conditions of the Master License.

8.
Prohibition on Use of Names; No Publicity

8.01
No party to this Agreement shall use the name of any other party without the prior written consent of such other party, except if the use of such name is required by law, regulation, federal securities law, or judicial order, in which event the party intending to use such name will promptly inform in writing the relevant other party prior to any such required use. Additionally, No party to this Agreement shall use the name of the Licensors without the prior written consent of the Licensors, except if the use of such name is required by law, regulation, federal securities law, or judicial order, in which event the party intending to use such name will promptly inform in writing the relevant other party prior to any such required use. No party to this Agreement will make any public announcement regarding the existence of this Agreement, and/or the Master License, and/or the collaboration hereunder without obtaining the prior written consent of the other party, except if such announcement is required by law, regulation, federal securities law or judicial order, in which event the party intending to make such announcement will promptly inform the other party prior to such announcement.

9.
Term and Termination

9.01
Unless terminated earlier under other provisions hereof, this Agreement will expire upon the expiration of the last Agreement Patent. Upon termination or expiration of this Agreement for any reason, Sections 4, 8, 9.08, 9.09, 11.01 through 11.09, 11.14 and 12 shall survive and all undisputed payment obligations under Articles 5 and 6 hereof accrued as of the termination date shall be paid by Sublicensee within thirty (30) days of such termination or expiration.

9.02
Sublicensee may terminate this Agreement and the licenses granted hereunder for any reason and without further liability, by giving notice to Sublicensor sixty (60) days prior to such termination. Upon such termination, Sublicensee shall not use Agreement Patents for any purpose and all of Sublicensee’s rights in Agreement Patents shall be terminated.

9.03
If Sublicensor or Sublicensee defaults on or breaches any term or condition of this Agreement, the aggrieved party may serve notice upon the other party of the alleged default or breach. If such default or breach is not remedied within sixty (60) days from the date of such notice, the aggrieved party may at its election terminate this Agreement, subject to the conditions set forth in Sections 11.17 and 11.18; provided that if such default cannot reasonably be cured within such sixty (60)-day period and the defaulting party shall have commenced to cure such default within such sixty (60)-day period and thereafter diligently and expeditiously proceeds to cure the same, such sixty (60)-day period may be extended for so long as it shall require such defaulting party in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one-hundred twenty (120) days in the aggregate. Any failure to terminate hereunder shall not be construed as a waiver by the aggrieved party of its right to terminate for future defaults or breaches. Upon termination of this Agreement by Sublicensor pursuant to this Section 9.03, the licenses granted by Sublicensor to Sublicensee shall terminate and Sublicensee shall not use Agreement Patents for any purpose and all of Sublicensee’s rights in Agreement Patents shall be terminated.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

9.04
If Sublicensee makes an assignment for the benefit of creditors or if proceedings for a voluntary bankruptcy are instituted on behalf of Sublicensee or if Sublicensee is declared bankrupt or insolvent, Sublicensor may, at its election, terminate this Agreement by providing notice to Sublicensee. Upon termination of this Agreement by Sublicensor pursuant to this Section 9.04, the licenses granted by Sublicensor to Sublicensee shall terminate and Sublicensee shall not use Agreement Patents for any purpose and all of Sublicensee’s rights in Agreement Patents shall be terminated.

9.05
If Sublicensee is convicted of a felony relating to the manufacture, use or sale of Licensed Products or a felony relating to moral turpitude, Sublicensor may, at its election, terminate this Agreement by notice to Sublicensee. Upon termination of this Agreement by Sublicensor pursuant to this Section 9.05, the licenses granted by Sublicensor to Sublicensee shall terminate and Sublicensee shall not use Agreement Patents for any purpose and all of Sublicensee’s rights in Agreement Patents shall be terminated.

9.06
Notwithstanding the provisions of Section 9.03 hereof, should Sublicensee fail to pay Sublicensor any cash, or issue to Sublicensor any Marketable Securities, as applicable, when due and payable under this Agreement, then upon thirty (30) days written notice Sublicensor may, at its election, terminate this Agreement, unless within the thirty (30) day period all delinquent amounts together with interest due and unpaid have been paid in cash, or issued in Marketable Securities (as applicable), by Sublicensee. Upon termination of this Agreement by Sublicensor pursuant to this Section 9.06, the licenses granted by Sublicensor to Sublicensee shall terminate and Sublicensee shall not use Agreement Patents for any purpose and all of Sublicensee’s rights in Agreement Patents shall be terminated.

9.07
Termination of this Agreement by Sublicensee or Sublicensor shall not prejudice the rights of the parties accruing herein.

9.08
If Sublicensee terminates this Agreement pursuant to Section 9.02 or if Sublicensor terminate this Agreement pursuant to Sections 9.03, 9.04, 9.05 or 9.06, then Sublicensee shall, upon such termination, assign to Sublicensor all right, title and interest in and to any Dependent Patents and Dependent Know-How (as defined below) developed by or for Sublicensee during the term of this Agreement, and shall, within thirty (30) days of termination, provide copies of all documents and other materials embodying Dependent Know-How to Sublicensor. As used in this Section 9.08, the term “Dependent Patents” means any U.S. or foreign patent application or patent which claims an invention the practice of which would infringe a claim of a patent or patent application of the Agreement Patents or the practice of which results in a product covered by a claim of a patent or patent application of Agreement Patents. “Dependent Know-How” means confidential information, including clinical trial information, the practical application of which would infringe a claim of a patent or patent application of Agreement Patents, or which results in a product covered by a claim of a patent or patent application of Agreement Patents. Sublicensee agrees to take all actions and execute any and all documents reasonably requested by Sublicensor to effectuate the terms of this Section 9.08 at Sublicensor’s expense. During the time period between notice of termination and the effective date of termination Sublicensee will take whatever actions are necessary to prevent any Dependent Patent from becoming abandoned or canceled at Sublicensor’s expense.

9.09
If Sublicensee terminates this Agreement pursuant to Section 9.02 or if Sublicensor terminates this Agreement pursuant to Sections 9.03, 9.04, 9.05 or 9.06, Sublicensee shall submit a final Royalty Report to Sublicensor and any payments and patent costs due to Sublicensor hereunder as of the date of termination shall be payable within thirty (30) days of the date of termination. In addition, within ten (10) days of notice of such termination, Sublicensee shall provide Sublicensor with a report showing the status of all Dependent Patents, including, without limitation, a list of all countries where Dependent Patents have been filed and a list of all actions which must be taken with respect to the Dependent Patents and relevant due dates.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.
Amendment and Assignment

10.01
This Agreement sets forth the entire understanding between Sublicensor and Sublicensee pertaining to the subject matter hereof.

10.02
Except as otherwise provided herein, this Agreement may not be amended, supplemented or otherwise modified, except by an instrument in writing signed by both parties.

10.03
Without the prior written approval of the other party, which approval shall not be unreasonably withheld, no party may assign this Agreement except that this Agreement may be assigned without the other party’s consent as follows: (a) to an entity acquiring substantially all of such party’s business to which this Agreement relates, (b) in the event of a merger, consolidation, change in control, reorganization or other combination or similar transaction of such party, or (ii) the transfer or assignment to an affiliate, in each case, pursuant to which the surviving entity or assignee assumes the assigning or merging party’s obligations hereunder in writing. Any attempted assignment in contravention of this Section 11.03 shall be null and void.

11.
Miscellaneous Provisions

11.01
This Agreement shall be construed and the rights of the parties governed in accordance with the laws of the State of New York, excluding its law of conflict of laws. Any dispute or issue arising hereunder, including any alleged breach by any party, shall be heard, determined and resolved by an action commenced in the state or federal courts in New York, New York, which the parties hereby agree shall have proper jurisdiction and venue over the issues and the parties. Sublicensor and Sublicensee hereby agree to submit to the jurisdiction of the state or federal courts in New York and waive the right to make any objection based on jurisdiction or venue. The New York courts shall have the right to grant all relief to which Sublicensor and Sublicensee are or shall be entitled hereunder, including all equitable relief as the Court may deem appropriate.

11.02
This Agreement has been prepared jointly.

11.03
If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

11.04
Sublicensee agrees to indemnify Sublicensor and their current or former directors, officers, employees, and agents and their respective successors, heirs and assigns (Sublicensor, and each such person being the “Sublicensor Indemnified Parties”) for the cost of defense and for damages awarded and losses and liabilities incurred, if any, as a result of any third party claims, liabilities, suits or judgments based on or arising out of the research, development, marketing, manufacture, sale and/or provision of Licensed Products by Sublicensee, and/or the licenses granted under this Agreement, or otherwise related to the conduct of Sublicensee’s business, so long as such claims, liabilities, suits, or judgments are not attributable to the material breach of this Agreement or the grossly negligent or intentionally wrongful acts or omissions by the Sublicensor Indemnified Parties.

Sublicensor agrees to indemnify Sublicensee and their respective current or former directors, officers, employees, representatives and agents and their respective successors, heirs and assigns (Sublicensee and each such person being the “Sublicensee Indemnified Parties”) for the cost of defense and for damages awarded and losses and liabilities incurred, if any, as a result of any third party claims, liabilities, suits or judgments based on or arising out of any breach by Sublicensor of its representations, warranties and covenants under this Agreement, so long as such claims, liabilities, suits, or judgments are not attributable to the material breach of this Agreement or the grossly negligent or intentionally wrongful acts or omissions by the Sublicensee Indemnified Parties.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

This indemnity is conditioned upon the indemnified party’s obligation to: (i) advise indemnifying party of any claim or lawsuit, in writing promptly after the indemnified party has received notice of said claim or lawsuit provided however that the failure or delay to do so shall not relieve the indemnifying party of any obligation or liability that it may have to the party seeking indemnity, except to the extent that the ability to defend or resolve the claim, liability, suit or judgment is adversely affected thereby, (ii) assist the indemnifying party and its representatives, at the indemnifying party’s expense, in the investigation and defense of any lawsuit and/or claim for which indemnification is provided, and (iii) permit indemnifying party to control the defense of such claim or lawsuit for which indemnification is provided. Neither party shall make any settlement of any claims that may give rise to liability of the other party hereto without the prior written consent of the other party.

11.05
Sublicensee agrees to indemnify Licensors and their current or former directors, governing board members, trustees, officers, faculty, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (Licensors and each such person being the “Indemnified Parties”) for the cost of defense and for damages awarded and losses and liabilities incurred, if any, as a result of any third party claims, liabilities, suits or judgments based on or arising out of the research, development, marketing, manufacture, sale and/or provision of Licensed Products by Sublicensee, and/or the licenses granted under this Agreement, or otherwise related to the conduct of Sublicensee’s business, so long as such claims, liabilities, suits, or judgments are not solely attributable to grossly negligent or intentionally wrongful acts or omissions by the Indemnified Parties.

1.06
Nothing in this Agreement is or shall be construed as:

(a)
Except as set forth in Section 11.08, a warranty or representation by Sublicensor that anything made or used by Sublicensee under any license granted in this Agreement (including, without limitation, Licensed Products) is or will be free from infringement of patents, copyrights, and other rights of third parties; or

(b)
Granting by implication, estoppel, or otherwise any license, right or interest other than as expressly set forth herein.

11.07
Except as expressly set forth in this Agreement, the parties MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTE OR OTHERWISE, AND THE PARTIES SPECIFICALLY DISCLAIM ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN ADDITION, EXCEPT FOR THE PARTIES’ INDEMNIFICATION OBLIGATIONS HEREUNDER, NO PARTY SHALL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

IN PARTICULAR, EXCEPT FOR THE PARTIES’ INDEMNIFICATION OBLIGATIONS HEREUNDER, IN NO EVENT SHALL EITHER PARTY, THEIR TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGES OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.08
Each of Sublicensor and Sublicensee represent and warrant to the other that as of the Effective Date:

(a)
it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or organization;

(b)
they have the legal right and authority to enter into this Agreement and to perform all of their obligations hereunder;

(c)
when executed by all parties, this Agreement will constitute a valid and legally binding obligation and shall be enforceable in accordance with its terms;

(d)
there are no existing or threatened actions, suits or claims pending or threatened against them that may affect the performance of their obligations under the Agreement.

(e)
the execution, delivery and performance by each party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under: (i) a loan agreement, guaranty, financing agreement, agreement affecting a Licensed Product or other agreement or instrument affecting a Licensed Product; (ii) the provisions of its charter or other operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

(f)
it has the full right, power and authority to grant all of the right, title and interest in the licenses, if any, granted to the other party under this Agreement;

Sublicensor represents and warrants to Sublicensee that (a) Sublicensor has a valid license in and to all Agreement Patents (with the right to sublicense) for use by Sublicensee as contemplated hereunder free and clear of all liens and encumbrances of any nature whatsoever, and (b) Sublicensee’s exercise of the license to the Agreement Patents granted herein will not infringe or misappropriate the intellectual property rights of any third party.

11.09
Except as expressly set forth hereunder, Sublicensee represents and warrants that it has not relied on any information provided by Sublicensor or Sublicensor’s current or former employees and has conducted its own due diligence investigation to its own satisfaction prior to entering into this Agreement.

11.10
Sublicensee represents and warrants that before Sublicensee makes any sales of Licensed Products or performs or causes any third party to perform any clinical trials or tests in human subjects involving Licensed Products, Sublicensee will acquire and maintain in each country in which Sublicensee shall test or sell Licensed Products, appropriate insurance coverage reasonably acceptable to Licensors and Sublicensor, but providing coverage in respect of Licensed Products in an amount no less than five million (US $5,000,000) per claim. Sublicensee will not perform, or cause any third party to perform, any clinical trials or any tests in human subjects involving Licensed Products unless and until it/they obtain(s) all required regulatory approvals with respect to Licensed Products in the applicable countries. Prior to instituting any clinical trials or any tests in human subjects, or sale of any Licensed Product, Sublicensee shall provide evidence of such insurance to Licensors and Sublicensor. If Licensors determine that such insurance is not reasonably appropriate, it shall so advise Licensee and/or Sublicensee and Licensee and/or Sublicensee shall delay such trials, tests or sales until the parties mutually agree that reasonably appropriate coverage is in place. Licensors shall be listed as additional insureds in Sublicensee’s insurance policies. If such insurance is underwritten on a ‘claims made’ basis, Sublicensee agrees that any change in underwriters during the term of this Agreement will require the purchase of ‘prior acts’ coverage to ensure that coverage will be continuous throughout the term of this Agreement.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.11
Each of Sublicensor and Sublicensee shall exercise its rights and perform its obligations hereunder in compliance with all applicable laws and regulations. In particular, it is understood and acknowledged that the transfer of certain commodities and technical data is subject to United States laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the United States Department of Commerce. These laws and regulations, among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. Sublicensee hereby agrees and gives written assurance that Sublicensee will comply with all United States laws and regulations controlling its export of commodities and technical data relating to Licensed Products, that Sublicensee will be solely responsible for any violation of such by Sublicensee, and that Sublicensee will defend and hold Licensors and Sublicensor harmless in the event of any legal action of any nature occasioned by such violation by Sublicensee.

11.12
Sublicensee agrees (i) to obtain all regulatory approvals required for the manufacture and sale of Licensed Products prior to marketing or selling any such Licensed Products and (ii) to utilize legally appropriate patent marking on such Licensed Products. Sublicensee agrees to register or record this Agreement as is required by law or regulation in any country where the license is in effect.

11.13
Sublicensee agrees that it will comply with 35 U.S.C. §204 Preference for United States Industry. Upon Sublicensee’s reasonable request and expense, Sublicensor shall request that Licensors seek waiver of this requirement. Sublicensee will prepare all necessary papers at its sole cost and expense and will provide same to Licensors together with detailed instructions as to how to seek waiver of this requirement.

11.14
Any tax required to be withheld under the laws of any jurisdiction on royalties payable to Sublicensor by Sublicensee under this Agreement will be promptly paid by Sublicensee for and on behalf of Sublicensor to the appropriate governmental authority, and Sublicensee will furnish Sublicensor with proof of payment of the tax together with official or other appropriate evidence issued by the competent governmental authority sufficient to enable Sublicensor to support a claim for tax credit with respect to any sum so withheld. Any tax required to be withheld on payments by Sublicensee to Sublicensor will be an expense of and be borne solely by Sublicensor, and Sublicensee’s royalty payment(s) to Sublicensor following the withholding of the tax will be decreased by the amount of such tax withholding. Sublicensee will cooperate with Sublicensor in the event Sublicensor elect to assert, at their own expense, exemption from any tax.

11.15
Sublicensee will meet all of the following due diligence requirements:

(a)
[*****]

(b)
[*****]

(c)
[*****]

(d)
[*****]

(e)
[*****]

(f)
[*****]

(g)
[*****]

(h)
[*****]

(i)
[*****]

(j)
[*****]

(k)
[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

(l)
[*****]

(m)
[*****]

(n)
[*****]

(o)
[*****]

(p)
[*****]

(q)
[*****]

(r)
[*****]

(s)
[*****]

11.16
In the event Sublicensor determine that Sublicensee has failed to fulfill any of its obligations under Section 15.15(a) – (d) and 11.15(s), Sublicensor may treat such failure as breach in accordance with Section 0.03.

11.17
In the event Sublicensor determine that Sublicensee has failed to fulfill any of its obligations under Sections 11.15(e)-(k), Sublicensor may treat such failure as breach in accordance with Section 9.03, except that Sublicensee may cure such breach within sixty (60) days of notification of the breach by either: [*****].[*****].[*****].

11.18
In the event Sublicensor determines that Sublicensee has failed to fulfill any of its obligations under Section 11.15(l) – (r) for the Second Licensed Product, Sublicensor may treat such failure as breach in accordance with Section 9.03, except that Sublicensee may cure the breach by either: [*****].[*****].[*****].

11.19
Sublicensee shall be entitled to extend the milestone schedule in Section 11.15 for one additional one year period for either the First Licensed Product or the Second Licensed Product upon payment of [*****] to Sublicensor, provided, however, that the extension permitted by this Section 11.19 [*****].

11.20
In the event Sublicensee (or any entity acting under Sublicensee’s control or on its behalf) initiates any proceeding or otherwise asserts any claim challenging the validity or enforceability of any of the Agreement Patents in any court, administrative agency or other forum (“Challenge”), the royalty rates set forth in Section 5.01 and the license maintenance fees set forth in Section 5.04 shall be automatically doubled on and after the date of such Challenge for the remaining term of this Agreement. Moreover, to the extent not already covered by Sections 2.01, 2.02 and 2.03, Sublicensee agrees to pay all costs and expenses (including actual attorneys’ fees) incurred by Sublicensor in connection with defending a Challenge.

11.21
Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected party; provided, however, that the party affected shall not have caused or procured such event, shall have used reasonable diligence to avoid such event or ameliorate its effects, shall give prompt notice of such event to the other party, and shall continue to take all reasonable actions within its power to comply as fully as possible with the terms of this Agreement. Notwithstanding the foregoing, in the event that any force majeure event shall continue for more than one hundred eighty (180) days, the party not subject to such force majeure event may, in its sole discretion, terminate this Agreement written notice to the other party.

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.
Notices

12.01
Any notice or report required or permitted hereunder shall be given in writing, and shall be deemed to have been properly given and effective upon delivery, by registered or certified mail, return receipt requested, or by facsimile with proof of receipt and a confirmation copy sent by overnight courier, or by overnight courier, to the following addresses:

To Sublicensor:

TransChem, Inc.
6415 Buffalo Speedway
Houston, Texas 77005
Attention: Warren Lau, CEO

With copy to:

John W. Campbell, Ph.D.
Morgan, Lewis & Bockius LLP
77 West Wacker Drive, Fifth Floor
Chicago, IL 60601

To Sublicensee:

AzurRx Biopharma, Inc.
760 Parkside Avenue,
Downstate Biotechnology Incubator, Suite 217
Brooklyn, New York 11226
Attention: Thijs Spoor, President and CEO

With copy to:

Y. Jerry Cohen, Esq.
Cohen Tauber Spievack & Wagner, PC
420 Lexington Avenue, Suite 2400
New York, NY 10170

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.
Counterpart.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute a single instrument.

SIGNATURE PAGE FOLLOW

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have entered into this Agreement effective as of the day and year first above written.

TRANSCHEM, INC.

/s/ Warren C. Lau
Name: Warren C. Lau
Title: President & CEO

Date:   July 14, 2017

AZURRX BIOPHARMA, INC.

/s/ Thijs Spoor
Name: Thijs Spoor
Title: Chief Executive Officer and President

Date:    August 7, 2017

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A - Agreement Patents

(List of Patents Begins on Next Page)

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix B - Excluded Compound List

[*****]

***** AZURRX BIOPHARMA, INC. HAS REQUESTED THAT THE OMITTED PORTIONS OF THIS DOCUMENT, WHICH ARE INDICATED BY [*****], BE AFFORDED CONFIDENTIAL TREATMENT. AZURRX BIOPHARMA, INC. HAS SEPARATELY FILED THE OMITTED PORTIONS OF THE DOCUMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.